UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 22, 2018

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[ ]	Emerging growth Company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Resignation of Director
Timothy R. Chrisman has resigned as a member of the Board of Directors of HomeStreet, Inc. (“HomeStreet” or the “Company”) and its wholly owned subsidiary HomeStreet Bank, effective immediately. Mr. Chrisman resigned for personal reasons. His resignation is not the result of any disagreement with HomeStreet or HomeStreet’s management.
Appointment of New Director
The Company’s Board of Directors, upon the recommendation of the Human Resources and Corporate Governance Committee (the “HRCG”), has appointed Mark R. Patterson to serve as a new director of the Boards of Directors of HomeStreet and HomeStreet Bank, effective immediately. Mr. Patterson has also been named to the Company's Enterprise Risk Management Committee and HomeStreet Bank's Finance Committee.
Mr. Patterson served as Managing Director and Equity Analyst of NWQ Investment Management Co., LLC ("NWQ") from 1997 until his retirement in 2014. He conducted fundamental research and valuation analysis of public companies within the financial services sector. Prior to joining NWQ, Mr. Patterson was at U.S. Bancorp from 1989 to 1997, including serving as Vice President, Investor Relations, where he was a primary contact between the bank holding company and the investment community. In that role he also performed detailed valuation and capital planning financial analysis that informed the company’s strategic direction. Prior to that position, Mr. Patterson served as a financial analyst in the bank’s Financial Consulting Division/Planning & Forecasting Department. He is a Chartered Financial Analyst and holds an M.B.A. from The Anderson School at UCLA and a B.S. in Business & Mathematics from Linfield College. Mr. Patterson currently serves on the Board of Trustees of Linfield College, where he is a member of the Financial Affairs and Executive Committees and Chair of the Investment Committee. Mr. Patterson was a director of FBR & Co. from 2015 until the company’s sale in 2017, serving on its audit and compensation committees.
Mr. Patterson’s education and financial experience make him qualified to serve as an “audit committee financial expert” under applicable Securities and Exchange Commission ("SEC") regulations. Mr. Patterson is also a banking industry expert and his service and experience on a public company board was also considered important by the HRCG in its evaluation. Mr. Patterson personally holds 90,000 shares of HomeStreet common stock.
The HRCG recommended Mr. Patterson’s appointment as part of its ongoing assessment of its board composition and refreshment, following a thorough assessment of his background and qualifications. Mr. Patterson offers a perspective of a sophisticated, long-term investor with industry expertise that will prove valuable to the Board’s decision-making process.
Mr. Patterson was not appointed as a director pursuant to any arrangement or understanding with any person, and is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 8.01	Other Events
Director Search Announcement
On January 25, 2018, the Company issued a press release related to the resignation of Mr. Chrisman and the appointment of Mr. Patterson. For more information, please see the press release attached to this Current Report on Form 8-K as Exhibit 99.1
Important Additional Information
HomeStreet, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2018 Annual Meeting of Shareholders. The Company intends to file a proxy statement and white proxy card with the SEC in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY

BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Exhibit 99.2 contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company's securities. In the event that holdings of the Company's securities change from the amounts printed in 99.2 , such changes will be set forth in SEC filings on Forms 3, 4 and 5, which can be found through the Company’s website at www.homestreet.com in the section “Investor Relations” or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including the Company’s definitive proxy statement for the 2017 Annual Meeting of Shareholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other materials to be filed with the SEC in connection with the 2018 Annual Meeting of Shareholders. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.homestreet.com in the section “Investor Relations.”
Forward-Looking Statements
This Current Report, as well as other information provided from time to time by HomeStreet or its employees, may contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Forward-looking statements give the Company's current beliefs, expectations and intentions regarding future events. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will” and “would” and similar expressions (including the negative of these terms). These forward-looking statements involve risks, uncertainties (some of which are beyond the Company's control) and assumptions. Although we believe that expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company intends these forward-looking statements to speak only at the time of this Current Report and the Company does not undertake to update or revise these statements as more information becomes available, except as required under federal securities laws and the rules and regulations of the SEC. Please refer to the risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and subsequent annual, periodic and current reports filed with the SEC (each of which can be found at the SEC’s website www.sec.gov), as well as other factors described from time to time in the Company’s filings with the SEC. Any forward-looking statement made by the Company in this Current Report speaks only as of the date on which it is made.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit 99.1	HomeStreet, Inc. Press Release dated January 25, 2018
Exhibit 99.2	Securities Holdings of Directors and Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2018.

HomeStreet, Inc.
By: /s/ Godfrey B. Evans
Godfrey B. Evans
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary